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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT

     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 4, 1997



                                STAFFMARK, INC.
                                ---------------
             (Exact name of registrant as specified in its charter)



         Delaware                         0-20971                71-0788538
     -----------------                 -------------           --------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)




             302 East Millsap Road, Fayetteville, Arkansas 72703
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            (Address of principal executive offices)   (zip code)


      Registrant's telephone number, including area code (501) 973-6000
      -----------------------------------------------------------------


                               Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)


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         Item 2.  Acquisition or Disposition of Assets

         On November 4, 1997, StaffMark, Inc. (the "Company") completed the purchase of substantially all of the assets of EMJAY Contracts, L.P., a Texas corporation, through the Company's wholly-owned subsidiary StaffMark Acquisition Corporation Thirteen, a Delaware corporation, and EMJAY Careers, L.P., a Texas corporation, through the Company's wholly-owned subsidiary StaffMark Acquisition Corporation Fourteen, a Delaware corporation. EMJAY Contracts, L.P. and EMJAY Careers, L.P. (collectively referred to as "EMJAY") are headquartered in Houston, Texas and maintain an office in Atlanta, Georgia. EMJAY is a full-service information technology recruiting firm specializing in contract and permanent placement services.

         The assets purchased primarily consist of accounts receivable, general corporate assets, trademarks, trade names, customer contracts and certain liabilities of EMJAY related to the assets. The total consideration paid for the assets was approximately $15.4 million, consisting of approximately $12.3 million in cash and 89,281 shares of the Company's common stock, plus a contingent earnout based upon the future performance of EMJAY. The purchase price was determined as a result of direct negotiations with EMJAY and its stockholders.

Item 7.  Financial Statements and Exhibits

         (a)     Exhibits.  The following exhibit is filed with this Form 8-K:

                 2.1 Asset Purchase Agreement dated as of November 4, 1997, by and among StaffMark, Inc., StaffMark Acquisition Corporation Thirteen, StaffMark Acquisition Corporation Fourteen, EMJAY Contracts, L.P. and EMJAY Careers L.P./1/

                 /1/ The Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.





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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 STAFFMARK, INC.
                                                 (Registrant)


Date:  November 17, 1997                    By:  /s/ Terry C. Bellora
                                               ------------------------------
                                                     Terry C. Bellora
                                                 Chief Financial Officer





                                 EXHIBIT INDEX

         (a)     Exhibits.  The following exhibit is filed with this Form 8-K:

                 2.1      Asset Purchase Agreement dated as of November 4,
                          1997, by and among StaffMark, Inc., StaffMark
                          Acquisition Corporation Thirteen, StaffMark
                          Acquisition Corporation Fourteen, EMJAY Contracts,
                          L.P. and EMJAY Careers L.P./1/

                 /1/ The Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange
                          Commission upon request.





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